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                                                                 EXHIBIT 23.1(b)


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 17, 2001 (except for Note I, as to which the date is September 28, 2001), in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Viragen (Europe) Ltd. for the registration of 23,465,520 shares of its common stock.



                                                 /s/ ERNST & YOUNG LLP



Miami, Florida
December 21, 2001